UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Offerpad Solutions Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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OFFERPAD SOLUTIONS INC. (OPAD) 2150 E. GERMANN ROAD, SUITE 1 CHANDLER, ARIZONA 85286
Your Vote Counts!
OFFERPAD SOLUTIONS INC. (OPAD)
2022 Annual Meeting
Vote by June 1, 2022 11:59 PM ET
D67506-P64755
You invested in OFFERPAD SOLUTIONS INC. (OPAD) and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2022.
Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 2, 2022
vote without entering a 8:00 a.m. PT
control number
Virtually at:
www.virtualshareholdermeeting.com/OPAD2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items Recommends
1. Election of Directors
Nominees:
01) Brian Bair For
02) Roberto Sella
03) Kenneth DeGiorgio
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the For fiscal year ending December 31, 2022.
3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. 1 Year
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D67507-P64755